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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) JUNE 3, 2004
                                                           ------------


                          MALAN REALTY INVESTORS, INC.

             (Exact name of registrant as specified in its charter)


          MICHIGAN                   1-13092               38-1841410
          --------                   -------               ----------

(State or other jurisdiction       Commission             (IRS Employer
      of incorporation)           File Number)         Identification No.)


           30200 TELEGRAPH ROAD, SUITE 105                  48025
               BINGHAM FARMS, MICHIGAN                      -----
       (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number including area code: (248) 644-7110
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 7.      Financial Statements and Exhibits

(c)  Exhibits

99.1         Press release issued June 3, 2004


ITEM 9.      Regulation FD Disclosure

             On June 3, 2004, Malan Realty Investors, Inc. issued a press release regarding the sale one property located in Wood River, IL and the final redemption call for its 9 1/2% Convertible Subordinated Debentures. The press release is furnished as Exhibit 99.1 and incorporated by reference herein.



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         Pursuant to the requirements of the Securities and Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    MALAN REALTY INVESTORS, INC.
                                    (registrant)



June 7, 2004                        By: /s/ Melinda M. Hale
                                        -------------------
                                        Melinda M. Hale
                                        Acting Chief Financial Officer









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                                  EXHIBIT INDEX



EXHIBIT NO.                DESCRIPTION

EX-99.1                    Press release issued June 3, 2004